NorthStar Realty Europe Stockholders Approve Proposed Merger with AXA Investment Managers – Real Assets
September 25, 2019
NEW YORK—(BUSINESS WIRE)—September 25, 2019— NorthStar Realty Europe Corp. (NYSE: NRE) ( “NRE”) today announced that at a special meeting of NRE stockholders held today, its stockholders approved the proposed merger of NRE with and into Nighthawk Merger Sub LLC, a wholly-owned subsidiary of a fund managed by AXA Investment Managers – Real Assets (“AXA IM – Real Assets”), pursuant to that certain Agreement and Plan of Merger (the “Merger Agreement”), dated July 3, 2019, by and among CoRE PANEURO 2019 13 S.à.r.l, Nighthawk Merger Sub LLC, NRE, Nighthawk Partnership Merger Sub LLC and NorthStar Realty Europe Limited Partnership.
NRE stockholder approval was a condition to the closing of the transactions contemplated by the Merger Agreement. The closing of the merger remains subject to certain other customary closing conditions, but NRE and AXA IM – Real Assets anticipate that the closing of the merger will occur by the end of September or as soon as reasonably practicable thereafter.
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About NorthStar Realty Europe

NorthStar Realty Europe Corp. (NYSE: NRE) is a European-focused commercial real estate company with predominantly high quality office properties in Germany, the United Kingdom and France, organized as a REIT and managed by an affiliate of Colony Capital, Inc. (NYSE: CLNY), a leading global real estate and investment management firm. For more information about NorthStar Realty Europe Corp., please visit http://www.nrecorp.com.

Cautionary Statement Regarding Forward-Looking Statements
Certain statements in this communication may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, or Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or Exchange Act. Forward-looking statements are generally identifiable by use of forward-looking terminology such as “may,” “will,” “should,” “potential,” “intend,” “expect,” “seek,” “anticipate,” “estimate,” “believe,” “could,” “project,” “predict,” “continue,” “future” or other similar words or expressions. Forward-looking statements involve known and unknown risks, uncertainties, assumptions and contingencies, many of which are beyond NRE’s control, and may cause actual results to differ significantly from those expressed in any forward-looking statement. The factors that could cause actual results to differ materially include, but are not limited to, the occurrence of any event, change or other circumstance that could give rise to termination of the Merger Agreement; the exchange rates between the closing date and January 6, 2020; the closing date; the inability to complete the merger due to the failure to meet expectations regarding the timing, accounting and tax treatment of the merger, or to satisfy other conditions to consummation of the merger, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the merger; risks related to disruption of management’s attention from NRE’s ongoing business operations due to the merger; the impact of the announcement of the merger on relationships with third parties, including commercial counterparties, tenants and competitors; NRE’s ability to qualify and remain qualified as a REIT; and the impact of legislative, regulatory and competitive changes. The foregoing list of factors is not exhaustive. Additional information about these and other factors can be found in NRE’s reports filed from time to time with the Securities and Exchange Commission, including the most recently filed Annual Report on Form 10-K for the fiscal year ended December 31, 2018. There can be no assurance that the merger will in fact be consummated.
We caution investors not to unduly rely on any forward-looking statements. Any forward-looking statements speak only as of the date of this communication. NRE is not under any duty to update any of these forward-looking statements after the date of this communication, nor to conform prior statements to actual results or revised expectations, and NRE does not intend to do so.

Media contact:

Finsbury – for NRE
Gordon Simpson / Jenny Bahr
+18555278539 / +44(0)20-7251-3801
nre@finsbury.com

FTI Consulting Inc. – for AXA IM – Real Assets
Richard Sunderland, Richard Gotla, Ellie Sweeney, Methuselah Tanyanyiwa
Tél: +44 20 3727 1000
AXAIMRealAssets@fticonsulting.com